Contract Liabilities	12 Months Ended
Dec. 31, 2025
Contract Liabilities
Contract Liabilities
14.	Contract Liabilities

Contract liabilities represents sales proceeds from prepaid points sold, unamortized in-game spending, prepaid products fees before delivery and prepaid subscription fees for internet value-added services for which services are yet to be provided as of the balance sheet dates.

For the year ended December 31, 2025, the additions to the contract liabilities balance were primarily due to cash payments received or due in advance of satisfying the Group’s performance obligations, while the reductions to the contract liabilities balance were primarily due to the recognition of revenues upon fulfillment of the Group’s performance obligations, both of which were in the ordinary course of business. During the years ended December 31, 2024 and 2025, RMB13.2 billion and RMB15.1 billion of revenues recognized were included in the contract liabilities balance at the beginning of the year, respectively.

As of December 31, 2025, the aggregate amount of transaction price allocated to the unsatisfied performance obligations is RMB21.4 billion, which was recorded under contract liabilities and to be recognized as revenues in future periods. The Group expects to recognize RMB20.5 billion as revenues over the next 12 months, and the remaining unsatisfied performance obligations expected to be recognized thereafter were recognized in other long-term liabilities.